                                                                    EXHIBIT 99.2

                         STOCKHOLDER SUPPORT AGREEMENT

     STOCKHOLDER SUPPORT AGREEMENT, dated as of December 13, 1998 (this "Agreement"), by the stockholders listed on the signature page(s) hereto
----------
(collectively, "Stockholders" and each individually, a "Stockholder") to and for
                ------------                            -----------
the benefit of MATTEL, INC., a Delaware corporation ("Acquiror").  Capitalized
                                                      --------
terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement referred to below.

     WHEREAS, as of the date hereof, the Stockholders collectively own of record and beneficially shares of capital stock of The Learning Company, Inc., a Delaware corporation (the "Company"), as set forth on Schedule I hereto (such
                           -------
shares or any other voting or equity of securities of the Company, hereafter acquired by any Stockholder prior to the termination of this Agreement, being referred to herein collectively as the "Shares");
                                        ------

     WHEREAS, concurrently with the execution of this Agreement, Acquiror and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which, upon the terms and
                  ----------------
subject to the conditions thereof, the Company will be merged with and into Acquiror, and Acquiror will be the surviving corporation (the "Merger"); and
                                                               ------

     WHEREAS, as a condition to the willingness of the Company and Acquiror to enter into the Merger Agreement, Acquiror has requested that the Stockholders agree, and in order to induce Acquiror to enter into the Merger Agreement, the Stockholders are willing to agree to vote in favor of adopting the Merger Agreement and approving the Merger, upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree, severally and not jointly, as follows:

     Section 1.  Voting of Shares.  Each Stockholder covenants and agrees that
                 ----------------
until the termination of this Agreement in accordance with the terms hereof, at the Company Stockholder Meeting or any other meeting of the stockholders of the Company, however called, and in any action by written consent of the stockholders of the Company, such Stockholder will vote, or cause to be voted, all of his, her or its respective Shares in favor of adoption of the Merger Agreement and approval of the Merger contemplated by the Merger Agreement, as the Merger Agreement may be modified or amended from time to time in a manner not adverse to the Stockholders. In addition, such Stockholder agrees that it will, upon request by Acquiror, furnish written confirmation, in form and substance reasonably acceptable to Acquiror, of such Stockholder's vote in favor of the Merger Agreement and the Merger. Each Stockholder covenants and agrees to deliver to Acquiror upon request immediately prior to any vote contemplated by the first sentence of this Section 1, a proxy substantially in the form attached hereto as Annex A (a "Proxy"), which Proxy shall be irrevocable during
                               -----
the term of this Agreement to the extent permitted under Delaware law, and Acquiror agrees to vote the Shares subject to such Proxy in favor of the approval and adoption of the Merger Agreement and the Merger. Each Stockholder acknowledges receipt and review of a copy of the Merger Agreement.

Each Stockholder acknowledges and agrees that this proxy, if and when given, shall be coupled with an interest, shall constitute, among other things, an inducement for Acquiror to enter into the Merger Agreement, shall be irrevocable and shall not be terminated by operation of law or otherwise upon the occurrence of any event and that no subsequent proxies with respect to such Shares shall be given (and if given shall not be effective); provided, however, that any such
                                             --------  -------
proxy shall terminate automatically and without further action on behalf of the Stockholders upon the termination of this Agreement.

     Section 2.  Transfer of Shares.  Each Stockholder covenants and agrees that
                 ------------------
such Stockholder will not directly or indirectly, (a) sell, assign, transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law), pledge, encumber or otherwise dispose of any of the Shares, (b) deposit any of the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or grant any proxy or power of attorney with respect thereto which is inconsistent with this Agreement or (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law) or other disposition of any Shares.

     Section 3.  Treatment of Company Preferred Stock.  (a) Subject to the terms
                 ------------------------------------
and conditions of this Agreement, each Stockholder agrees that, immediately prior to the Effective Time, each share of the Series A Convertible Participating Preferred Stock, par value $.01 per share, of the Company (the "Company Preferred Stock"), beneficially owned by such Stockholder shall be
------------------------
converted into shares of Company Common Stock in accordance with the Company's Certificate of Designation for the Company Preferred Stock, which shares shall then, in accordance with the terms of the Merger Agreement, be converted in the Merger into the right to receive shares of Acquiror Common Stock equal to the product of (i) the Exchange Ratio and (ii) the number of shares of Company Common Stock issuable upon conversion of such share of Company Preferred Stock immediately prior to the Effective Time (such conversion by any holder of Company Common Stock is hereby referred to as the "Company Preferred Stock
                                                   -----------------------
Conversion").  Each Stockholder agrees to deliver the certificates evidencing
----------
its Company Preferred Stock to the Company on or prior to the fifth business day preceding the Effective Time, along with appropriate instructions and authorization to cause such shares of the Company Preferred Stock to be converted to Company Common Stock as contemplated hereby.

          (b) In the event that any holder of Company Preferred Stock has not agreed to make a Company Preferred Stock Conversion, as provided above, or fails to perform the obligations set forth above, each Stockholder hereby agrees to vote all of its Shares in favor of an amendment to the Certificate of Designation or to the Restated Certificate of Incorporation of the Company, as amended as of the date hereof (the "Certificate of Incorporation"), in order to
                                    ----------------------------
cause the conversion of all outstanding Company Preferred Stock in the Merger as contemplated by Section 2.7(b) of the Merger Agreement.

     Section 4.  Representations and Warranties of the Stockholders.  Each
                 --------------------------------------------------
Stockholder on its own behalf hereby represents and warrants to Acquiror with respect to itself and its or her ownership of the Shares as follows:

          (a)    Ownership of Shares.  On the date hereof, the Shares are owned
                 -------------------
beneficially by Stockholder or its nominee. Stockholder has sole voting power, without restrictions, with respect to all of the Shares.

          (b)    Power, Binding Agreement.  Stockholder has the legal capacity,
                 ------------------------
power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by Stockholder will not violate any material agreement to which Stockholder is a party, including, without limitation, any voting agreement, stockholders' agreement, partnership agreement or voting trust. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          (c)    No Conflicts.  The execution and delivery of this Agreement
                 ------------
do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, any provision of any loan or credit agreement, note, bond, mortgage, indenture, lease, or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Stockholder or any of its properties or assets, other than such conflicts, violations or defaults or terminations, cancellations or accelerations which individually or in the aggregate do not materially impair the ability of Stockholder to perform its obligations hereunder.

     Section 5.  No Solicitation.  Prior to the termination of this Agreement in
                 ---------------
accordance with its terms, each Stockholder agrees, in its individual capacity as a stockholder of the Company that (i) it will not, nor will it authorize or permit any of its employees, agents and representatives to, directly or indirectly, (a) initiate, solicit or encourage any inquiries or the making of any Acquisition Proposal (as defined in the Merger Agreement), (b) enter into any agreement with respect to any Acquisition Proposal, or (c) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, and (ii) it will notify Acquiror as soon as possible if any such inquiries or proposals are received by, any information or documents is requested from, or any negotiations or discussions are sought to be initiated or continued with, it or any of its affiliates in its individual capacity; provided, that, notwithstanding the foregoing, each Stockholder shall not be prohibited from taking any such actions to the extent that the

Company or its Board of Directors is permitted to take such actions under the Merger Agreement, including without limitation Section 6.3 thereof.

     Section 6.  Termination.  This Agreement shall terminate upon the earliest
                 -----------
to occur of (i) the Effective Time (as such term is defined in the Merger Agreement) or (ii) any termination of the Merger Agreement in accordance with the terms thereof; provided that the provisions of Section 9 of this Agreement shall survive any termination of this Agreement; and provided further that no such termination shall relieve any party of liability for a willful or intentional breach hereof prior to termination.

     Section 7.  Specific Performance.  The parties hereto agree that
                 --------------------
irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     Section 8.  Fiduciary Duties.  Each Stockholder is signing this Agreement
                 ----------------
solely in such Stockholder's capacity as an owner of his, her or its respective Shares, and nothing herein shall prohibit, prevent or preclude such Stockholder from taking or not taking any action in his or her capacity as an officer or director of the Company, to the extent permitted by the Merger Agreement.

     Section 9.  Miscellaneous.
                 -------------

          (a) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

          (b) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law thereof .

          (d) This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     Section 10.  Registration of Shares.
                  ----------------------

          Acquiror shall file with the Securities and Exchange Commission, as promptly as practicable following the six month anniversary of the date on which the consolidated results of operations of Acquiror and the Company, including at least 30 days of combined operations after the Effective Time, are made available to the public (the "Six Month Date"), a registration statement on Form
                              --------------
S-3 covering the resale to the public by Thomas H. Lee Company, Thomas H. Lee Equity Fund III, L.P., Thomas H. Lee Foreign Fund III, L.P., Bain Capital Fund V, L.P., Bain Capital V-B, L.P., BCIP Associates, L.P., BCIP Trust Associates, L.P. of Acquiror Common Stock (the "Stockholder Registration Statement") issued
                                    ----------------------------------
or issuable pursuant to the Merger (including shares of Acquiror Common Stock issuable upon exercise of stock options). The Acquiror shall cause the Stockholder Registration Statement to remain effective until the earlier of one year after the Six Month Date or such time as all of the Acquiror Common Stock covered by the Stockholder Registration Statement has been sold pursuant thereto.

                          [Signature pages to follow]

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed individually or by its respective duly authorized officer as of the date first written above.

                                   MATTEL, INC.


                                   By:__________________________________
                                      Name:
                                      Title:


                                   _____________________________________
                                   Anthony J. DiNovi


                                   _____________________________________
                                   Mark E. Nunnelly


                                   _____________________________________
                                   Scott M. Sperling


                                   _____________________________________
                                   THOMAS H. LEE COMPANY


                                   By:__________________________________
                                      Name:
                                      Title:

                                   THOMAS H. LEE EQUITY FUND III, L.P.


                                   By:  THL Equity Advisors III
                                        Limited Partnership,
                                        as General Partner

                                   By:  THL Equity Trust III,
                                        as General Partner


                                   By:__________________________________
                                      Name:

                                      Title:

                                   THOMAS H. LEE FOREIGN FUND III, L.P.

                                   By:  THL Equity Advisors III Limited
                                        Partnership,
                                        as General Partner

                                   By:  THL Equity Trust III,
                                        as General Partner


                                   By:_________________________________
                                      Name:
                                      Title:

                                   BAIN CAPITAL FUND V, L.P.

                                   By:  Bain Capital Partners V, L.P.,
                                        as General Partner,

                                   By   Bain Capital Investors V, Inc.,
                                        as General Partner


                                   By:_________________________________
                                      Name:
                                      Title:

                                   BAIN CAPITAL FUND V-B, L.P.


                                   By:  Bain Capital Partners V, L.P.,
                                        as General Partner


                                   By:_________________________________
                                      Name:
                                      Title:

                                   BCIP ASSOCIATES, L.P.


                                   By:_________________________________
                                      Name:
                                      Title:

                                   BCIP TRUST ASSOCIATES, L.P.


                                   By:_________________________________
                                       Name:
                                       Title:

                                  SCHEDULE I
                                  ----------



---------------------------------------------------------------------------------------------
                                                                  Number of shares of
                         Number of shares of Company         Company Series A Convertible
                           Common Stock, par value          Participating Preferred Stock,
 Name of Stockholder           $.01 per share                  par value $.01 per share
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Total
---------------------------------------------------------------------------------------------

                                    ANNEX A

                                 FORM OF PROXY

The undersigned, for consideration received, hereby appoints Mattel, Inc., a Delaware corporation ("Acquiror"), its proxy to vote the shares of capital stock
                       --------
of The Learning Company, Inc., a Delaware corporation (the "Company") (the
                                                            -------
"Shares"), owned by the undersigned and described on Schedule I to the
-------
Stockholder Support Agreement referred to below and which the undersigned is entitled to vote at any meeting of stockholders of the Company, and at any adjournment thereof, to be held for the purpose of considering and voting upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of December 13, 1998 (the "Merger Agreement"), by and among the Company and
                        ----------------
Acquiror, providing for the merger (the "Merger") of the Company with and into
                                         ------
Acquiror, FOR such proposal. This proxy is subject to the terms of the Stockholder Support Agreement, is coupled with an interest and revokes all prior proxies granted by the undersigned with respect to the Shares, is irrevocable and shall terminate and be of no further force or effect automatically at such time as the Stockholder Support Agreement, dated as of December 13, 1998, between the undersigned and Acquiror, a copy of such Agreement being attached hereto, terminates in accordance with its terms.


                                                  ________________________
                                                  Name: